UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020
SOUTHWEST AIRLINES CO.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
_________________________________		___________
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
(a) The Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”) was held on Thursday, May 21, 2020.

(b) The following matters were voted on by the Company’s Shareholders at the Annual Meeting and received the following votes:

1. Proposal 1 – Election of eleven Directors for terms expiring at the 2021 Annual Meeting of Shareholders:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
David W. Biegler	386,019,355	12,859,947	1,266,192	62,517,228
J. Veronica Biggins	392,974,508	5,968,128	1,202,858	62,517,228
Douglas H. Brooks	391,986,353	6,890,883	1,268,258	62,517,228
William H. Cunningham	380,325,491	18,556,181	1,263,822	62,517,228
John G. Denison	392,028,540	7,001,318	1,115,636	62,517,228
Thomas W. Gilligan	395,416,748	3,169,513	1,559,233	62,517,228
Gary C. Kelly	385,696,602	12,840,377	1,608,515	62,517,228
Grace D. Lieblein	395,963,188	2,889,807	1,292,499	62,517,228
Nancy B. Loeffler	384,252,255	14,463,693	1,429,546	62,517,228
John T. Montford	381,438,590	17,375,986	1,330,918	62,517,228
Ron Ricks	387,613,574	11,410,458	1,121,462	62,517,228

2. Proposal 2 – An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
388,941,174	9,337,765	1,866,555	62,517,228

3. Proposal 3 – A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
446,523,515	14,836,305	1,302,902	0

4. Proposal 4 – An advisory (non-binding) vote on a shareholder proposal to require an independent board chairman:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
80,911,881	316,714,254	2,519,359	62,517,228

5. Proposal 5 – An advisory (non-binding) vote on a shareholder proposal to permit shareholder action by written consent:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
37,491,787	359,927,848	2,725,859	62,517,228

6. Proposal 6 – An advisory (non-binding) vote on a shareholder proposal requesting an annual report disclosing information regarding the Company's lobbying policies and activities:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
103,152,723	293,781,507	3,211,264	62,517,228

(c) Not applicable.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date:	May 26, 2020	By:	/s/ Mark R. Shaw
Mark R. Shaw, Executive Vice President & Chief
Legal & Regulatory Officer